PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE   BY   INTERNET:   www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery  of  information  up  until  11:59  p.m. Eastern   Time   on   the day   before   the   meeting   date. Have  your  proxy   card  in  hand   when  you  access  the website   and   follow   the   instructions   to   obtain   your records  and  to  create  an  electronic  voting  instruction form.

VOTE  BY  PHONE:  1-800-690-6903
Use  any  touch-tone  telephone  to  transmit  your  voting instructions up  until  11:59  p.m.  Eastern  Time  on  the day  before  the  meeting date.  Have  your  proxy  card  in hand  when  you  call  and  then  follow the  instructions.

VOTE BY MAIL
Mark,  sign  and  date  your  proxy  card  and  return  it  in the  postage-paid envelope we have provided or return it to Old Mutual Funds II, c/o   Broadridge,   51   Mercedes Way,  Edgewood,  NY  11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M16532-S49249	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

OLD MUTUAL COLUMBUS CIRCLE
TECHNOLOGY AND COMMUNICATIONS FUND

If  you  sign,  date  and  return  the  proxy  card  but  give  no  instructions,  your  shares  will  be  voted  "FOR"  the proposal  described  below  and  "FOR"  or  "AGAINST"  any  other  matter  acted  upon  at  the  meeting  in  the discretion  of  the  persons  named  as  proxies.  If  you  should  have  any  questions  about  the  proxy  material  or the  execution  of  your  vote,  please  call  the  Fund's  proxy  solicitor  toll  free  at  1-866-615-7869.

For Against Abstain
1. Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Old Mutual Columbus Circle Technology and Communications Fund to the Old Mutual Focused Fund.			0 0 0

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

This  proxy  is  solicited  by  the  Board  of  Trustees,  which  recommends  voting  "FOR"  this  proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card shall be voted in the manner specified and, in the absence of specification, shall be treated as granting authority to vote "FOR" the  proposal.

This proxy shall be voted as specified above with respect to the action to be taken on the proposal above.

NOTE: The persons designated as proxies may use their discretionary authority to vote as instructed by management of the  Fund  on  questions  of  adjournment  and  on  any  other  proposals  raised  at  the  meeting  to  the  extent  permitted  by  the Security  and  Exchange  Commission's  ("SEC")  proxy  rules,  including  proposals  for  which  timely  notice  was  not  received, as set forth in the SEC's proxy rules.

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

M16533-S49249

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 16, 2009

The undersigned shareholder of Old Mutual Columbus Circle Technology and Communications Fund (the "Fund"), a series portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated below, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on August 25, 2009, at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on November 16, 2009 at 10:00 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
VOTE   BY   INTERNET:   www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery  of  information  up  until  11:59  p.m. Eastern   Time   on   the day   before   the   meeting   date. Have  your  proxy   card  in  hand   when  you  access  the website   and   follow   the   instructions   to   obtain   your records  and  to  create  an  electronic  voting  instruction form.

VOTE  BY  PHONE:  1-800-690-6903
Use  any  touch-tone  telephone  to  transmit  your  voting instructions up  until  11:59  p.m.  Eastern  Time  on  the day  before  the  meeting date.  Have  your  proxy  card  in hand  when  you  call  and  then  follow the  instructions.

VOTE BY MAIL
Mark,  sign  and  date  your  proxy  card  and  return  it  in the  postage-paid envelope we have provided or return it to Old Mutual Funds II, c/o   Broadridge,   51   Mercedes Way,  Edgewood,  NY  11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M16519-S49253	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

OLD MUTUAL COLUMBUS CIRCLE
TECHNOLOGY AND COMMUNICATIONS FUND

If  you  sign,  date  and  return  the  proxy  card  but  give  no  instructions,  your  shares  will  be  voted  "FOR"  the proposal  described  below  and  "FOR"  or  "AGAINST"  any  other  matter  acted  upon  at  the  meeting  in  the discretion  of  the  persons  named  as  proxies.  If  you  should  have  any  questions  about  the  proxy  material  or the  execution  of  your  vote,  please  call  the  Fund's  proxy  solicitor  toll  free  at  1-866-615-7869.

For Against Abstain
1. Approval of a Plan of Reorganization that provides for the sale of assets and liabilities of the Old Mutual Growth Fund to the Old Mutual Focused Fund.			0 0 0

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

This  proxy  is  solicited  by  the  Board  of  Trustees,  which  recommends  voting  "FOR"  this  proposal.

Please sign, date and return the proxy card promptly using the enclosed envelope. Every properly signed proxy card shall be voted in the manner specified and, in the absence of specification, shall be treated as granting authority to vote "FOR" the  proposal.

This proxy shall be voted as specified above with respect to the action to be taken on the proposal above.

NOTE: The persons designated as proxies may use their discretionary authority to vote as instructed by management of the  Fund  on  questions  of  adjournment  and  on  any  other  proposals  raised  at  the  meeting  to  the  extent  permitted  by  the Security  and  Exchange  Commission's  ("SEC")  proxy  rules,  including  proposals  for  which  timely  notice  was  not  received, as set forth in the SEC's proxy rules.

Please sign this proxy exactly as shareholder name appears hereon. When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

M16519-S49253

OLD MUTUAL GROWTH FUND

OLD MUTUAL GROWTH FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 16, 2009

The undersigned shareholder of Old Mutual Growth Fund (the "Fund"), a series portfolio of Old Mutual Funds II, hereby appoints Julian F. Sluyters and Andra C. Ozols, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote as indicated on the reverse side, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on August 25, 2009, at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Old Mutual Capital, Inc. located at 4643 South Ulster Street, Suite 600, Denver, Colorado 80237 on November 16, 2009 at 10:30 a.m. Mountain Time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL OUTLINED ON THE REVERSE SIDE. IF SIGNED AND DATED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED ON THE REVERSE.

PLEASE SIGN ON REVERSE SIDE